Exhibit 99.2

1Q22 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Mar 31, 2022 % Change from
(in millions, except per share amounts)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Selected Income Statement Data
Total revenue	$17,592	20,856	18,834	20,270	18,532	(16)%	(5)
Noninterest expense	13,870	13,198	13,303	13,341	13,989	5	(1)
Pre-tax pre-provision profit (PTPP) (1)	3,722	7,658	5,531	6,929	4,543	(51)	(18)
Provision for credit losses	(787)	(452)	(1,395)	(1,260)	(1,048)	(74)	25
Wells Fargo net income	3,671	5,750	5,122	6,040	4,636	(36)	(21)
Wells Fargo net income applicable to common stock	3,393	5,470	4,787	5,743	4,256	(38)	(20)

Common Share Data
Diluted earnings per common share	0.88	1.38	1.17	1.38	1.02	(36)	(14)
Dividends declared per common share	0.25	0.20	0.20	0.10	0.10	25	150
Common shares outstanding	3,789.9	3,885.8	3,996.9	4,108.0	4,141.1	(2)	(8)
Average common shares outstanding	3,831.1	3,927.6	4,056.3	4,124.6	4,141.3	(2)	(7)
Diluted average common shares outstanding	3,868.9	3,964.7	4,090.4	4,156.1	4,171.0	(2)	(7)
Book value per common share (2)	$42.21	43.32	42.47	41.74	40.27	(3)	5
Tangible book value per common share (2)(3)	35.13	36.35	35.54	34.95	33.49	(3)	5

Selected Equity Data (period-end)
Total equity	181,689	190,110	191,071	193,127	188,034	(4)	(3)
Common stockholders' equity	159,968	168,331	169,753	171,453	166,748	(5)	(4)
Tangible common equity (3)	133,144	141,254	142,047	143,577	138,702	(6)	(4)

Performance Ratios
Return on average assets (ROA) (4)	0.78%	1.17	1.04	1.25	0.97
Return on average equity (ROE) (5)	8.4	12.8	11.1	13.6	10.3
Return on average tangible common equity (ROTCE) (3)	10.0	15.3	13.2	16.3	12.4
Efficiency ratio (6)	79	63	71	66	75
Net interest margin on a taxable-equivalent basis	2.16	2.11	2.03	2.02	2.05
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(3)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(4)Represents Wells Fargo net income divided by average assets.
(5)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(6)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Mar 31, 2022 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Selected Balance Sheet Data (average)
Loans	$898,005	875,036	854,024	854,747	873,439	3%	3
Assets	1,919,392	1,943,430	1,949,700	1,939,879	1,934,425	(1)	(1)
Deposits	1,464,072	1,470,027	1,450,941	1,435,824	1,393,472	—	5

Selected Balance Sheet Data (period-end)
Debt securities	535,916	537,531	542,993	533,565	505,826	—	6
Loans	911,807	895,394	862,827	852,300	861,572	2	6
Allowance for credit losses for loans	12,681	13,788	14,705	16,391	18,043	(8)	(30)
Equity securities	70,755	72,886	66,526	64,547	57,702	(3)	23
Assets	1,939,709	1,948,068	1,954,901	1,945,996	1,957,264	—	(1)
Deposits	1,481,354	1,482,479	1,470,379	1,440,472	1,437,119	—	3

Headcount (#) (period-end)	246,577	249,435	253,871	259,196	264,513	(1)	(7)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.5%	11.4	11.6	12.1	11.8
Tier 1 capital	12.0	12.9	13.2	13.7	13.5
Total capital	14.7	15.8	16.2	16.8	16.8
Risk-weighted assets (RWAs) (in billions)	$1,264.4	1,239.0	1,218.9	1,188.7	1,179.0	2	7

Advanced Approach:
Common Equity Tier 1 (CET1)	11.8%	12.6	12.4	12.7	12.6
Tier 1 capital	13.5	14.3	14.1	14.5	14.4
Total capital	15.9	16.7	16.5	16.9	16.9
Risk-weighted assets (RWAs) (in billions)	$1,120.4	1,116.1	1,138.6	1,126.5	1,109.4	—	1

Tier 1 leverage ratio	8.0%	8.3	8.4	8.5	8.4
Supplementary Leverage Ratio (SLR)	6.6	6.9	6.9	7.1	7.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	22.3	23.0	23.7	25.1	25.2
Liquidity Coverage Ratio (LCR) (4)	119	118	119	123	127
(1)Ratios and metrics for March 31, 2022, are preliminary estimates.
(2)See the tables on pages 26 and 27 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents high-quality liquid assets divided by projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Mar 31, 2022 % Change from
(in millions, except per share amounts)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Interest income	$10,181	10,121	9,834	9,693	10,046	1%	1
Interest expense	960	859	925	893	1,238	12	(22)
Net interest income	9,221	9,262	8,909	8,800	8,808	—	5
Noninterest income
Deposit-related fees	1,473	1,462	1,416	1,342	1,255	1	17
Lending-related fees	342	357	365	362	361	(4)	(5)
Investment advisory and other asset-based fees	2,498	2,579	2,882	2,794	2,756	(3)	(9)
Commissions and brokerage services fees	537	558	525	580	636	(4)	(16)
Investment banking fees	447	669	547	570	568	(33)	(21)
Card fees	1,029	1,071	1,078	1,077	949	(4)	8
Mortgage banking	693	1,035	1,259	1,336	1,326	(33)	(48)
Net gains (losses) from trading activities	218	(177)	92	21	348	223	(37)
Net gains from debt securities	2	119	283	—	151	(98)	(99)
Net gains from equity securities	576	2,470	869	2,696	392	(77)	47
Lease income	327	46	322	313	315	611	4
Other	229	1,405	287	379	667	(84)	(66)
Total noninterest income	8,371	11,594	9,925	11,470	9,724	(28)	(14)
Total revenue	17,592	20,856	18,834	20,270	18,532	(16)	(5)
Provision for credit losses	(787)	(452)	(1,395)	(1,260)	(1,048)	(74)	25
Noninterest expense
Personnel	9,271	8,475	8,690	8,818	9,558	9	(3)
Technology, telecommunications and equipment	876	827	741	815	844	6	4
Occupancy	722	725	738	735	770	—	(6)
Operating losses	673	512	540	303	213	31	216
Professional and outside services	1,286	1,468	1,417	1,450	1,388	(12)	(7)
Leases (1)	188	195	220	226	226	(4)	(17)
Advertising and promotion	99	225	153	132	90	(56)	10
Restructuring charges	5	66	1	(4)	13	(92)	(62)
Other	750	705	803	866	887	6	(15)
Total noninterest expense	13,870	13,198	13,303	13,341	13,989	5	(1)
Income before income tax expense	4,509	8,110	6,926	8,189	5,591	(44)	(19)
Income tax expense	707	1,711	1,521	1,445	901	(59)	(22)
Net income before noncontrolling interests	3,802	6,399	5,405	6,744	4,690	(41)	(19)
Less: Net income from noncontrolling interests	131	649	283	704	54	(80)	143
Wells Fargo net income	$3,671	5,750	5,122	6,040	4,636	(36)	(21)
Less: Preferred stock dividends and other	278	280	335	297	380	(1)	(27)
Wells Fargo net income applicable to common stock	$3,393	5,470	4,787	5,743	4,256	(38)	(20)
Per share information
Earnings per common share	$0.89	1.39	1.18	1.39	1.03	(36)	(14)
Diluted earnings per common share	0.88	1.38	1.17	1.38	1.02	(36)	(14)
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Mar 31, 2022 % Change from
(in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Assets
Cash and due from banks	$27,454	24,616	25,509	25,304	28,339	12%	(3)
Interest-earning deposits with banks	174,441	209,614	241,178	248,869	258,394	(17)	(32)
Total cash, cash equivalents, and restricted cash	201,895	234,230	266,687	274,173	286,733	(14)	(30)
Federal funds sold and securities purchased under resale agreements	67,764	66,223	67,807	70,149	79,502	2	(15)
Debt securities:
Trading, at fair value	86,672	88,265	94,943	82,727	72,784	(2)	19
Available-for-sale, at fair value	168,436	177,244	185,557	189,897	200,850	(5)	(16)
Held-to-maturity, at amortized cost	280,808	272,022	262,493	260,941	232,192	3	21
Loans held for sale	19,824	23,617	24,811	25,594	35,434	(16)	(44)
Loans	911,807	895,394	862,827	852,300	861,572	2	6
Allowance for loan losses	(11,504)	(12,490)	(13,517)	(15,148)	(16,928)	8	32
Net loans	900,303	882,904	849,310	837,152	844,644	2	7
Mortgage servicing rights	9,753	8,189	8,148	8,009	8,832	19	10
Premises and equipment, net	8,473	8,571	8,599	8,745	8,760	(1)	(3)
Goodwill	25,181	25,180	26,191	26,194	26,290	—	(4)
Derivative assets	27,365	21,478	27,060	25,415	25,429	27	8
Equity securities	70,755	72,886	66,526	64,547	57,702	(3)	23
Other assets	72,480	67,259	66,769	72,453	78,112	8	(7)
Total assets	$1,939,709	1,948,068	1,954,901	1,945,996	1,957,264	—	(1)
Liabilities
Noninterest-bearing deposits	$529,957	527,748	529,051	504,108	494,087	—	7
Interest-bearing deposits	951,397	954,731	941,328	936,364	943,032	—	1
Total deposits	1,481,354	1,482,479	1,470,379	1,440,472	1,437,119	—	3
Short-term borrowings	33,601	34,409	41,980	45,635	58,920	(2)	(43)
Derivative liabilities	15,499	9,424	12,976	14,551	14,930	64	4
Accrued expenses and other liabilities	74,229	70,957	75,513	72,555	74,949	5	(1)
Long-term debt	153,337	160,689	162,982	179,656	183,312	(5)	(16)
Total liabilities	1,758,020	1,757,958	1,763,830	1,752,869	1,769,230	—	(1)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	20,057	20,057	20,270	20,820	21,170	—	(5)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	59,899	60,196	60,134	60,018	59,854	—	—
Retained earnings	182,623	180,322	175,709	171,765	166,458	1	10
Cumulative other comprehensive income (loss)	(6,767)	(1,702)	(1,177)	(564)	(1,250)	NM	NM
Treasury stock (1)	(85,059)	(79,757)	(74,169)	(69,038)	(67,589)	(7)	(26)
Unearned ESOP shares	(646)	(646)	(875)	(875)	(875)	—	26
Total Wells Fargo stockholders’ equity	179,243	187,606	189,028	191,262	186,904	(4)	(4)
Noncontrolling interests	2,446	2,504	2,043	1,865	1,130	(2)	116
Total equity	181,689	190,110	191,071	193,127	188,034	(4)	(3)
Total liabilities and equity	$1,939,709	1,948,068	1,954,901	1,945,996	1,957,264	—	(1)
NM – Not meaningful
(1)Number of shares of treasury stock were 1,691,916,667, 1,596,009,977, 1,484,890,493, 1,373,813,200, and 1,340,691,115 at March 31, 2022, and December 31, September 30, June 30, and March 31, 2021, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS)(1)

	Quarter ended					Mar 31, 2022 % Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Average Balances

Assets
Interest-earning deposits with banks	$179,051	216,061	250,314	255,237	223,437	(17)%	(20)
Federal funds sold and securities purchased under resale agreements	64,845	65,388	68,912	72,513	72,148	(1)	(10)
Trading debt securities	90,677	92,597	88,476	84,612	87,383	(2)	4
Available-for-sale debt securities	169,048	178,770	179,237	192,418	206,946	(5)	(18)
Held-to-maturity debt securities	279,245	264,695	261,182	237,812	216,826	5	29
Loans held for sale	19,513	24,149	24,490	27,173	34,554	(19)	(44)
Loans	898,005	875,036	854,024	854,747	873,439	3	3
Equity securities	33,282	35,711	32,790	29,773	29,434	(7)	13
Other	11,498	11,514	10,070	9,103	9,498	—	21
Total interest-earning assets	1,745,164	1,763,921	1,769,495	1,763,388	1,753,665	(1)	—
Total noninterest-earning assets	174,228	179,509	180,205	176,491	180,760	(3)	(4)
Total assets	$1,919,392	1,943,430	1,949,700	1,939,879	1,934,425	(1)	(1)
Liabilities
Interest-bearing deposits	$945,335	938,682	941,014	941,746	931,116	1	2
Short-term borrowings	32,758	37,845	43,899	48,505	59,082	(13)	(45)
Long-term debt	153,803	161,335	174,643	181,101	198,340	(5)	(22)
Other liabilities	31,092	28,245	30,387	27,718	28,875	10	8
Total interest-bearing liabilities	1,162,988	1,166,107	1,189,943	1,199,070	1,217,413	—	(4)
Noninterest-bearing demand deposits	518,737	531,345	509,927	494,078	462,356	(2)	12
Other noninterest-bearing liabilities	51,330	55,234	55,789	55,763	65,582	(7)	(22)
Total liabilities	1,733,055	1,752,686	1,755,659	1,748,911	1,745,351	(1)	(1)
Total equity	186,337	190,744	194,041	190,968	189,074	(2)	(1)
Total liabilities and equity	$1,919,392	1,943,430	1,949,700	1,939,879	1,934,425	(1)	(1)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	0.22%	0.16	0.15	0.11	0.10
Federal funds sold and securities purchased under resale agreements	(0.05)	(0.01)	0.03	0.02	0.04
Trading debt securities	2.44	2.39	2.33	2.37	2.45
Available-for-sale debt securities	1.72	1.55	1.57	1.43	1.63
Held-to-maturity debt securities	1.98	1.86	1.87	1.86	1.90
Loans held for sale	2.86	2.79	2.81	2.85	3.85
Loans	3.25	3.32	3.29	3.33	3.34
Equity securities	2.05	2.16	1.78	1.77	1.87
Other	0.12	0.09	0.09	0.04	0.03
Total interest-earning assets	2.38	2.31	2.24	2.23	2.33
Interest-bearing liabilities
Interest-bearing deposits	0.04	0.04	0.04	0.04	0.05
Short-term borrowings	(0.17)	(0.14)	(0.06)	(0.09)	(0.06)
Long-term debt	1.98	1.71	1.71	1.57	2.07
Other liabilities	1.68	1.38	1.15	1.47	1.50
Total interest-bearing liabilities	0.33	0.29	0.31	0.30	0.41

Interest rate spread on a taxable-equivalent basis (2)	2.05	2.02	1.93	1.93	1.92
Net interest margin on a taxable-equivalent basis (2)	2.16	2.11	2.03	2.02	2.05
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $107 million, $106 million, $105 million, $109 million and $107 million for the quarters ended March 31, 2022, and December 31, September 30, June 30 and March 31, 2021, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended March 31, 2022
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$5,996	1,361	1,990	799	(818)	(107)	9,221
Noninterest income	2,567	966	1,480	2,958	806	(406)	8,371
Total revenue	8,563	2,327	3,470	3,757	(12)	(513)	17,592
Provision for credit losses	(190)	(344)	(196)	(37)	(20)	—	(787)
Noninterest expense	6,395	1,531	1,983	3,175	786	—	13,870
Income (loss) before income tax expense (benefit)	2,358	1,140	1,683	619	(778)	(513)	4,509
Income tax expense (benefit)	588	280	425	154	(227)	(513)	707
Net income (loss) before noncontrolling interests	1,770	860	1,258	465	(551)	—	3,802
Less: Net income from noncontrolling interests	—	3	—	—	128	—	131
Net income (loss)	$1,770	857	1,258	465	(679)	—	3,671

					Quarter ended December 31, 2021
Net interest income	$5,867	1,273	1,982	666	(420)	(106)	9,262
Noninterest income	2,866	1,011	1,530	2,982	3,540	(335)	11,594
Total revenue	8,733	2,284	3,512	3,648	3,120	(441)	20,856
Provision for credit losses	126	(384)	(194)	(3)	3	—	(452)
Noninterest expense	6,126	1,393	1,765	2,898	1,016	—	13,198
Income (loss) before income tax expense (benefit)	2,481	1,275	1,941	753	2,101	(441)	8,110
Income tax expense (benefit)	619	318	488	189	538	(441)	1,711
Net income before noncontrolling interests	1,862	957	1,453	564	1,563	—	6,399
Less: Net income (loss) from noncontrolling interests	—	3	(1)	—	647	—	649
Net income	$1,862	954	1,454	564	916	—	5,750

					Quarter ended March 31, 2021
Net interest income	$5,615	1,254	1,779	657	(390)	(107)	8,808
Noninterest income	3,039	827	1,825	2,887	1,417	(271)	9,724
Total revenue	8,654	2,081	3,604	3,544	1,027	(378)	18,532
Provision for credit losses	(419)	(399)	(284)	(43)	97	—	(1,048)
Noninterest expense	6,267	1,630	1,833	3,028	1,231	—	13,989
Income (loss) before income tax expense (benefit)	2,806	850	2,055	559	(301)	(378)	5,591
Income tax expense (benefit)	702	212	500	140	(275)	(378)	901
Net income (loss) before noncontrolling interests	2,104	638	1,555	419	(26)	—	4,690
Less: Net income from noncontrolling interests	—	1	—	—	53	—	54
Net income (loss)	$2,104	637	1,555	419	(79)	—	4,636
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Mar 31, 2022 % Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Income Statement
Net interest income	$5,996	5,867	5,707	5,618	5,615	2%	7
Noninterest income:
Deposit-related fees	845	853	799	732	661	(1)	28
Card fees	961	1,007	1,014	1,017	892	(5)	8
Mortgage banking	654	905	1,168	1,158	1,259	(28)	(48)
Other	107	101	116	161	227	6	(53)
Total noninterest income	2,567	2,866	3,097	3,068	3,039	(10)	(16)
Total revenue	8,563	8,733	8,804	8,686	8,654	(2)	(1)
Net charge-offs	375	408	302	359	370	(8)	1
Change in the allowance for credit losses	(565)	(282)	(820)	(726)	(789)	NM	28
Provision for credit losses	(190)	126	(518)	(367)	(419)	NM	55
Noninterest expense	6,395	6,126	6,053	6,202	6,267	4	2
Income before income tax expense	2,358	2,481	3,269	2,851	2,806	(5)	(16)
Income tax expense	588	619	818	713	702	(5)	(16)
Net income	$1,770	1,862	2,451	2,138	2,104	(5)	(16)
Revenue by Line of Business
Consumer and Small Business Banking	$5,071	4,872	4,822	4,714	4,550	4	11
Consumer Lending:
Home Lending	1,490	1,843	2,012	2,072	2,227	(19)	(33)
Credit Card (1)	1,265	1,271	1,251	1,218	1,188	—	6
Auto	444	470	445	415	403	(6)	10
Personal Lending (1)	293	277	274	267	286	6	2
Total revenue	$8,563	8,733	8,804	8,686	8,654	(2)	(1)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Home Lending	$213,714	214,900	217,011	223,229	243,036	(1)	(12)
Auto	57,278	55,773	53,043	50,762	49,518	3	16
Credit Card (1)	31,503	30,375	28,925	28,003	28,891	4	9
Small Business (2)	10,605	12,573	15,122	18,768	20,137	(16)	(47)
Personal Lending (1)	11,955	11,787	11,456	11,130	11,499	1	4
Total loans	$325,055	325,408	325,557	331,892	353,081	—	(8)
Total deposits (2)	881,339	864,373	848,419	835,752	789,439	2	12
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Home Lending	$215,858	214,407	216,649	218,626	230,478	1	(6)
Auto	57,652	57,260	54,472	51,784	50,007	1	15
Credit Card (1)	31,974	31,671	29,433	28,548	28,035	1	14
Small Business (2)	11,006	11,270	13,686	16,494	20,820	(2)	(47)
Personal Lending (1)	12,068	11,966	11,678	11,308	11,209	1	8
Total loans	$328,558	326,574	325,918	326,760	340,549	1	(4)
Total deposits (2)	909,896	883,674	858,424	840,434	837,765	3	9
NM – Not meaningful
(1)In first quarter 2022, we transferred our Retail Services business from Credit Card to Personal Lending. Prior period balances have been revised to conform with the current period presentation.
(2)In first quarter 2022, we prospectively transferred certain customer accounts from the Commercial Banking operating segment to Small Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Mar 31, 2022 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	14.4%	14.8	19.7	17.3	17.2
Efficiency ratio (2)	75	70	69	71	72
Headcount (#) (period-end)	113,273	112,913	114,334	116,185	123,547	—%	(8)
Retail bank branches (#)	4,705	4,777	4,796	4,878	4,944	(2)	(5)
Digital active customers (# in millions) (3)	33.7	33.0	32.7	32.6	32.9	2	2
Mobile active customers (# in millions) (3)	27.8	27.3	27.0	26.8	26.7	2	4

Consumer and Small Business Banking:
Deposit spread (4)	1.6%	1.4	1.5	1.5	1.6
Debit card purchase volume ($ in billions) (5)	$115.0	122.4	118.6	122.0	108.5	(6)	6
Debit card purchase transactions (# in millions) (5)	2,338	2,523	2,515	2,504	2,266	(7)	3

Home Lending:
Mortgage banking:
Net servicing income	$116	125	109	(76)	(123)	(7)	194
Net gains on mortgage loan originations/sales	538	780	1,059	1,234	1,382	(31)	(61)
Total mortgage banking	$654	905	1,168	1,158	1,259	(28)	(48)

Originations ($ in billions):
Retail	$24.1	32.8	35.2	36.9	33.6	(27)	(28)
Correspondent	13.8	15.3	16.7	16.3	18.2	(10)	(24)
Total originations	$37.9	48.1	51.9	53.2	51.8	(21)	(27)

% of originations held for sale (HFS)	51.4%	55.7	60.6	65.6	75.8
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$704.2	716.8	739.5	769.4	801.0	(2)	(12)
Mortgage servicing rights (MSR) carrying value (period-end)	8,511	6,920	6,862	6,717	7,536	23	13
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.21%	0.97	0.93	0.87	0.94
Home lending loans 30+ days delinquency rate (7)(8)(9)	0.29	0.39	0.45	0.51	0.56

Credit Card (10):
Point of sale (POS) volume ($ in billions)	$26.0	27.5	24.6	23.6	19.6	(5)	33
New accounts (# in thousands)	484	525	526	323	266	(8)	82
Credit card loans 30+ days delinquency rate (9)	1.58%	1.52	1.46	1.53	2.13

Auto:
Auto originations ($ in billions)	$7.3	9.4	9.2	8.3	7.0	(22)	4
Auto loans 30+ days delinquency rate (8)(9)	1.68%	1.84	1.46	1.30	1.22

Personal Lending (10):
New volume ($ in billions)	$2.6	2.7	2.7	2.5	1.9	(4)	37
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Excludes nonaccrual loans.
(9)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due or nonaccrual status.
(10)In first quarter 2022, we transferred our Retail Services business from Credit Card to Personal Lending. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Mar 31, 2022 % Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Income Statement
Net interest income	$1,361	1,273	1,231	1,202	1,254	7%	9
Noninterest income:
Deposit-related fees	328	320	323	325	317	3	3
Lending-related fees	121	129	132	135	136	(6)	(11)
Lease income	179	170	165	173	174	5	3
Other	338	392	225	273	200	(14)	69
Total noninterest income	966	1,011	845	906	827	(4)	17
Total revenue	2,327	2,284	2,076	2,108	2,081	2	12
Net charge-offs	(29)	(7)	16	53	39	NM	NM
Change in the allowance for credit losses	(315)	(377)	(351)	(435)	(438)	16	28
Provision for credit losses	(344)	(384)	(335)	(382)	(399)	10	14
Noninterest expense	1,531	1,393	1,396	1,443	1,630	10	(6)
Income before income tax expense	1,140	1,275	1,015	1,047	850	(11)	34
Income tax expense	280	318	254	261	212	(12)	32
Less: Net income from noncontrolling interests	3	3	2	2	1	—	200
Net income	$857	954	759	784	637	(10)	35

Revenue by Line of Business
Middle Market Banking	$1,246	1,167	1,165	1,151	1,159	7	8
Asset-Based Lending and Leasing	1,081	1,117	911	957	922	(3)	17
Total revenue	$2,327	2,284	2,076	2,108	2,081	2	12

Revenue by Product
Lending and leasing	$1,255	1,236	1,190	1,207	1,202	2	4
Treasury management and payments	779	711	713	680	721	10	8
Other	293	337	173	221	158	(13)	85
Total revenue	$2,327	2,284	2,076	2,108	2,081	2	12

Selected Metrics
Return on allocated capital	16.9%	18.5	14.5	15.2	12.3
Efficiency ratio	66	61	67	68	78
Headcount (#) (period-end)	17,360	18,397	18,638	19,647	20,486	(6)	(15)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2022 % Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial (1)	$135,792	125,011	118,039	117,585	120,929	9%	12
Commercial real estate (1)	45,053	45,755	46,576	47,203	48,574	(2)	(7)
Lease financing and other	13,550	13,855	14,007	13,784	13,640	(2)	(1)
Total loans	$194,395	184,621	178,622	178,572	183,143	5	6

Loans by Line of Business:
Middle Market Banking (1)	$108,583	103,594	101,523	102,054	104,379	5	4
Asset-Based Lending and Leasing	85,812	81,027	77,099	76,518	78,764	6	9
Total loans	$194,395	184,621	178,622	178,572	183,143	5	6

Total deposits (1)	200,699	207,678	199,226	192,586	189,364	(3)	6
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial (1)	$140,932	131,078	120,203	117,782	119,322	8	18
Commercial real estate (1)	44,428	45,467	46,318	46,905	47,832	(2)	(7)
Lease financing and other	13,473	13,803	14,018	14,218	13,534	(2)	—
Total loans	$198,833	190,348	180,539	178,905	180,688	4	10

Loans by Line of Business:
Middle Market Banking (1)	$110,258	106,834	102,279	102,062	102,372	3	8
Asset-Based Lending and Leasing	88,575	83,514	78,260	76,843	78,316	6	13
Total loans	$198,833	190,348	180,539	178,905	180,688	4	10

Total deposits (1)	195,549	205,428	204,853	197,461	191,948	(5)	2
(1)In first quarter 2022, we prospectively transferred certain customer accounts from the Commercial Banking operating segment to Small Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Mar 31, 2022 % Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Income Statement
Net interest income	$1,990	1,982	1,866	1,783	1,779	—%	12
Noninterest income:
Deposit-related fees	293	283	286	277	266	4	10
Lending-related fees	185	192	196	190	183	(4)	1
Investment banking fees	462	678	536	580	611	(32)	(24)
Net gains (losses) from trading activities	228	(174)	85	30	331	231	(31)
Other	312	551	416	478	434	(43)	(28)
Total noninterest income	1,480	1,530	1,519	1,555	1,825	(3)	(19)
Total revenue	3,470	3,512	3,385	3,338	3,604	(1)	(4)
Net charge-offs	(31)	8	(48)	(19)	37	NM	NM
Change in the allowance for credit losses	(165)	(202)	(412)	(482)	(321)	18	49
Provision for credit losses	(196)	(194)	(460)	(501)	(284)	(1)	31
Noninterest expense	1,983	1,765	1,797	1,805	1,833	12	8
Income before income tax expense	1,683	1,941	2,048	2,034	2,055	(13)	(18)
Income tax expense	425	488	518	513	500	(13)	(15)
Less: Net loss from noncontrolling interests	—	(1)	—	(2)	—	100	—
Net income	$1,258	1,454	1,530	1,523	1,555	(13)	(19)

Revenue by Line of Business
Banking:
Lending	$521	519	502	474	453	—	15
Treasury Management and Payments	432	373	372	353	370	16	17
Investment Banking	331	464	367	407	416	(29)	(20)
Total Banking	1,284	1,356	1,241	1,234	1,239	(5)	4
Commercial Real Estate	995	1,095	942	1,014	912	(9)	9
Markets:
Fixed Income, Currencies, and Commodities (FICC)	877	794	884	888	1,144	10	(23)
Equities	267	205	234	206	252	30	6
Credit Adjustment (CVA/DVA) and Other	25	13	58	(16)	36	92	(31)
Total Markets	1,169	1,012	1,176	1,078	1,432	16	(18)
Other	22	49	26	12	21	(55)	5
Total revenue	$3,470	3,512	3,385	3,338	3,604	(1)	(4)

Selected Metrics
Return on allocated capital	13.2%	16.0	16.9	17.0	17.6
Efficiency ratio	57	50	53	54	51
Headcount (#) (period-end)	8,416	8,489	8,459	8,673	8,249	(1)	2
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2022 % Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$191,152	182,778	170,486	167,076	162,290	5%	18
Commercial real estate	93,346	89,216	86,809	85,346	83,858	5	11
Total loans	$284,498	271,994	257,295	252,422	246,148	5	16

Loans by Line of Business:
Banking	$102,485	101,589	95,911	90,839	86,536	1	18
Commercial Real Estate	126,248	116,630	110,683	108,893	107,609	8	17
Markets	55,765	53,775	50,701	52,690	52,003	4	7
Total loans	$284,498	271,994	257,295	252,422	246,148	5	16
Trading-related assets:
Trading account securities	$115,687	118,147	112,148	104,743	106,358	(2)	9
Reverse repurchase agreements/securities borrowed	54,832	53,526	56,758	62,066	63,965	2	(14)
Derivative assets	26,244	24,267	25,191	24,731	27,102	8	(3)
Total trading-related assets	$196,763	195,940	194,097	191,540	197,425	—	—
Total assets	551,404	543,946	524,124	513,414	511,528	1	8
Total deposits	169,181	182,101	189,424	190,810	194,501	(7)	(13)
Allocated capital	36,000	34,000	34,000	34,000	34,000	6	6

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$194,201	191,391	177,002	166,969	163,808	1	19
Commercial real estate	96,426	92,983	86,955	86,290	84,836	4	14
Total loans	$290,627	284,374	263,957	253,259	248,644	2	17

Loans by Line of Business:
Banking	$107,081	101,926	99,683	92,758	88,042	5	22
Commercial Real Estate	129,375	125,926	112,050	108,885	108,508	3	19
Markets	54,171	56,522	52,224	51,616	52,094	(4)	4
Total loans	$290,627	284,374	263,957	253,259	248,644	2	17
Trading-related assets:
Trading account securities	$113,763	108,697	114,187	108,291	100,586	5	13
Reverse repurchase agreements/securities borrowed	57,579	55,973	55,123	57,351	71,282	3	(19)
Derivative assets	26,695	21,398	27,096	25,288	24,228	25	10
Total trading-related assets	$198,037	186,068	196,406	190,930	196,096	6	1
Total assets	564,976	546,549	535,385	516,518	512,045	3	10
Total deposits	168,467	168,609	191,786	188,219	188,920	—	(11)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Mar 31, 2022 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Income Statement
Net interest income	$799	666	637	610	657	20%	22
Noninterest income:
Investment advisory and other asset-based fees	2,476	2,429	2,457	2,382	2,306	2	7
Commissions and brokerage services fees	454	484	458	513	555	(6)	(18)
Other	28	69	66	31	26	(59)	8
Total noninterest income	2,958	2,982	2,981	2,926	2,887	(1)	2
Total revenue	3,757	3,648	3,618	3,536	3,544	3	6
Net charge-offs	(4)	19	(3)	(6)	—	NM	NM
Change in the allowance for credit losses	(33)	(22)	(70)	30	(43)	(50)	23
Provision for credit losses	(37)	(3)	(73)	24	(43)	NM	14
Noninterest expense	3,175	2,898	2,917	2,891	3,028	10	5
Income before income tax expense	619	753	774	621	559	(18)	11
Income tax expense	154	189	195	156	140	(19)	10
Net income	$465	564	579	465	419	(18)	11

Selected Metrics
Return on allocated capital	21.0%	25.0	25.7	20.7	18.9
Efficiency ratio	85	79	81	82	85
Headcount (#) (period-end)	25,165	25,906	26,112	26,989	27,993	(3)	(10)
Advisory assets ($ in billions)	$912	964	920	931	885	(5)	3
Other brokerage assets and deposits ($ in billions)	1,168	1,219	1,171	1,212	1,177	(4)	(1)
Total client assets ($ in billions)	$2,080	2,183	2,091	2,143	2,062	(5)	1
Annualized revenue per advisor ($ in thousands) (1)	1,221	1,171	1,141	1,084	1,058	4	15
Total financial and wealth advisors (#) (period-end)	12,250	12,367	12,552	12,819	13,277	(1)	(8)

Selected Balance Sheet Data (average)
Total loans	$84,765	84,007	82,785	81,784	80,839	1	5
Total deposits	185,814	180,939	176,570	174,980	173,678	3	7
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—

Selected Balance Sheet Data (period-end)
Total loans	84,688	84,101	82,824	82,783	81,175	1	4
Total deposits	183,727	192,548	177,809	174,267	175,999	(5)	4
NM – Not meaningful
(1)Represents annualized segment total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Mar 31, 2022 % Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Income Statement
Net interest income	$(818)	(420)	(427)	(304)	(390)	(95)%	NM
Noninterest income	806	3,540	1,752	3,327	1,417	(77)	(43)
Total revenue	(12)	3,120	1,325	3,023	1,027	NM	NM
Net charge-offs	(6)	(5)	(10)	(8)	77	(20)	NM
Change in the allowance for credit losses	(14)	8	1	(26)	20	NM	NM
Provision for credit losses	(20)	3	(9)	(34)	97	NM	NM
Noninterest expense	786	1,016	1,140	1,000	1,231	(23)	(36)
Income (loss) before income tax expense (benefit)	(778)	2,101	194	2,057	(301)	NM	NM
Income tax expense (benefit)	(227)	538	110	223	(275)	NM	17
Less: Net income from noncontrolling interests	128	647	281	704	53	(80)	142
Net income (loss)	$(679)	916	(197)	1,130	(79)	NM	NM

Selected Metrics
Headcount (#) (period-end)	82,363	83,730	86,328	87,702	84,238	(2)	(2)

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$178,747	216,156	250,414	255,043	222,799	(17)	(20)
Available-for-sale debt securities	156,756	169,953	172,035	185,396	200,421	(8)	(22)
Held-to-maturity debt securities	275,510	262,969	260,167	237,788	217,346	5	27
Equity securities	15,760	15,172	13,254	11,499	10,904	4	45
Total loans	9,292	9,006	9,765	10,077	10,228	3	(9)
Total assets	687,341	727,818	762,067	754,629	727,628	(6)	(6)
Total deposits	27,039	34,936	37,302	41,696	46,490	(23)	(42)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$175,201	209,696	241,423	248,784	257,887	(16)	(32)
Available-for-sale debt securities	157,164	165,926	173,237	177,923	188,724	(5)	(17)
Held-to-maturity debt securities	277,965	269,285	261,583	260,054	231,352	3	20
Equity securities	16,137	16,549	14,022	13,142	11,093	(2)	45
Total loans	9,101	9,997	9,589	10,593	10,516	(9)	(13)
Total assets	682,912	721,335	751,155	761,915	753,899	(5)	(9)
Total deposits	23,715	32,220	37,507	40,091	42,487	(26)	(44)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Mar 31, 2022 $ Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Period-End Loans
Commercial and industrial	$362,137	350,436	326,425	317,618	319,055	11,701	43,082
Real estate mortgage	129,495	127,733	121,985	120,678	121,198	1,762	8,297
Real estate construction	20,613	20,092	21,129	22,406	21,533	521	(920)
Lease financing	14,469	14,859	15,398	15,720	15,734	(390)	(1,265)
Total commercial	526,714	513,120	484,937	476,422	477,520	13,594	49,194
Residential mortgage – first lien	245,242	242,270	242,935	244,371	254,363	2,972	(9,121)
Residential mortgage – junior lien	15,392	16,618	18,026	19,637	21,308	(1,226)	(5,916)
Credit card	38,639	38,453	36,061	34,936	34,246	186	4,393
Auto	57,083	56,659	53,827	51,073	49,210	424	7,873
Other consumer	28,737	28,274	27,041	25,861	24,925	463	3,812
Total consumer	385,093	382,274	377,890	375,878	384,052	2,819	1,041
Total loans	$911,807	895,394	862,827	852,300	861,572	16,413	50,235

Average Loans
Commercial and industrial	$353,829	335,752	319,426	318,917	318,311	18,077	35,518
Real estate mortgage	127,464	123,806	121,453	120,526	120,734	3,658	6,730
Real estate construction	20,259	20,800	21,794	22,015	21,755	(541)	(1,496)
Lease financing	14,586	15,227	15,492	15,565	15,799	(641)	(1,213)
Total commercial	516,138	495,585	478,165	477,023	476,599	20,553	39,539
Residential mortgage – first lien	242,883	242,515	243,201	247,815	266,251	368	(23,368)
Residential mortgage – junior lien	16,017	17,317	18,809	20,457	22,321	(1,300)	(6,304)
Credit card	38,164	37,041	35,407	34,211	35,205	1,123	2,959
Auto	56,701	55,161	52,370	50,014	48,680	1,540	8,021
Other consumer	28,102	27,417	26,072	25,227	24,383	685	3,719
Total consumer	381,867	379,451	375,859	377,724	396,840	2,416	(14,973)
Total loans	$898,005	875,036	854,024	854,747	873,439	22,969	24,566

Average Interest Rates
Commercial and industrial	2.41%	2.45	2.44	2.52	2.47
Real estate mortgage	2.65	2.64	2.67	2.74	2.73
Real estate construction	3.31	3.08	3.10	3.08	3.10
Lease financing	4.24	4.27	4.45	4.49	4.62
Total commercial	2.56	2.58	2.60	2.66	2.63
Residential mortgage – first lien	3.14	3.27	3.12	3.16	3.11
Residential mortgage – junior lien	4.17	4.22	4.11	4.13	4.13
Credit card	11.32	11.25	11.47	11.48	11.90
Auto	4.17	4.37	4.44	4.52	4.66
Other consumer	3.69	3.67	3.70	3.70	3.87
Total consumer	4.20	4.28	4.18	4.18	4.18
Total loans	3.25%	3.32	3.29	3.33	3.34

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Mar 31, 2022 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Dec 31, 2021	Mar 31, 2021
By product:
Commercial:
Commercial and industrial	$(23)	(0.03)%	$3	—%	$46	0.06%	$81	0.10%	$88	0.11%	$(26)	(111)
Real estate mortgage	(5)	(0.02)	22	0.07	(10)	(0.03)	(5)	(0.02)	46	0.16	(27)	(51)
Real estate construction	—	—	—	—	1	—	(1)	—	—	—	—	—
Lease financing	(1)	(0.02)	3	0.09	1	0.03	5	0.12	15	0.40	(4)	(16)
Total commercial	(29)	(0.02)	28	0.02	38	0.03	80	0.07	149	0.13	(57)	(178)
Consumer:
Residential mortgage – first lien	(3)	—	110	0.18	(14)	(0.02)	(19)	(0.03)	(24)	(0.04)	(113)	21
Residential mortgage – junior lien	(18)	(0.46)	8	0.19	(28)	(0.61)	(31)	(0.60)	(19)	(0.35)	(26)	1
Credit card	176	1.87	150	1.61	158	1.77	256	3.01	236	2.71	26	(60)
Auto	96	0.68	58	0.41	26	0.20	45	0.35	52	0.44	38	44
Other consumer	83	1.20	67	0.96	79	1.22	50	0.80	119	1.97	16	(36)
Total consumer	334	0.35	393	0.41	221	0.23	301	0.32	364	0.37	(59)	(30)
Total net charge-offs	$305	0.14%	$421	0.19%	$259	0.12%	$381	0.18%	$513	0.24%	$(116)	(208)
By segment:
Consumer Banking and Lending	$375	0.47%	$410	0.50%	$302	0.37%	$359	0.43%	$370	0.42%	$(35)	5
Commercial Banking	(29)	(0.06)	(9)	(0.02)	16	0.04	50	0.11	39	0.09	(20)	(68)
Corporate and Investing Banking	(31)	(0.04)	8	0.01	(48)	(0.07)	(18)	(0.03)	36	0.06	(39)	(67)
Wealth and Investment Management	(4)	(0.02)	18	0.09	(3)	(0.01)	(3)	(0.01)	—	—	(22)	(4)
Corporate	(6)	(0.26)	(6)	(0.26)	(8)	(0.33)	(7)	(0.28)	68	2.70	—	(74)
Total net charge-offs	$305	0.14%	$421	0.19%	$259	0.12%	$381	0.18%	$513	0.24%	$(116)	(208)
(1)Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Mar 31, 2022 $ Change from
($ in millions)	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Balance, beginning of period	$13,788	14,705	16,391	18,043	19,713	(917)	(5,925)
Provision for credit losses	(775)	(464)	(1,387)	(1,239)	(1,117)	(311)	342
Interest income on certain loans (1)	(29)	(33)	(35)	(36)	(41)	4	12
Net loan charge-offs:
Commercial:
Commercial and industrial	23	(3)	(46)	(81)	(88)	26	111
Real estate mortgage	5	(22)	10	5	(46)	27	51
Real estate construction	—	—	(1)	1	—	—	—
Lease financing	1	(3)	(1)	(5)	(15)	4	16
Total commercial	29	(28)	(38)	(80)	(149)	57	178
Consumer:
Residential mortgage – first lien	3	(110)	14	19	24	113	(21)
Residential mortgage – junior lien	18	(8)	28	31	19	26	(1)
Credit card	(176)	(150)	(158)	(256)	(236)	(26)	60
Auto	(96)	(58)	(26)	(45)	(52)	(38)	(44)
Other consumer	(83)	(67)	(79)	(50)	(119)	(16)	36
Total consumer	(334)	(393)	(221)	(301)	(364)	59	30
Net loan charge-offs	(305)	(421)	(259)	(381)	(513)	116	208
Other	2	1	(5)	4	1	1	1
Balance, end of period	$12,681	13,788	14,705	16,391	18,043	(1,107)	(5,362)
Components:
Allowance for loan losses	$11,504	12,490	13,517	15,148	16,928	(986)	(5,424)
Allowance for unfunded credit commitments	1,177	1,298	1,188	1,243	1,115	(121)	62
Allowance for credit losses for loans	$12,681	13,788	14,705	16,391	18,043	(1,107)	(5,362)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	9.31x	7.49	13.14	9.93	8.13
Allowance for loan losses as a percentage of:
Total loans	1.26%	1.39	1.57	1.78	1.96
Nonaccrual loans	167	173	192	205	210
Allowance for credit losses for loans as a percentage of:
Total loans	1.39	1.54	1.70	1.92	2.09
Nonaccrual loans	185	191	208	222	224
(1)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Mar 31, 2021
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$4,625	1.28%	$4,873	1.39%	$5,193	1.59%	$5,640	1.78%	$6,512	2.04%
Real estate mortgage	1,883	1.45	2,085	1.63	2,422	1.99	2,884	2.39	3,156	2.60
Real estate construction	366	1.78	431	2.15	470	2.22	530	2.37	410	1.90
Lease financing	274	1.89	402	2.71	480	3.12	516	3.28	604	3.84
Total commercial	7,148	1.36	7,791	1.52	8,565	1.77	9,570	2.01	10,682	2.24
Consumer:
Residential mortgage – first lien	927	0.38	1,156	0.48	1,197	0.49	1,283	0.53	1,202	0.47
Residential mortgage – junior lien	2	0.01	130	0.78	201	1.12	320	1.63	428	2.01
Credit card	3,094	8.01	3,290	8.56	3,356	9.31	3,663	10.48	4,082	11.92
Auto	1,030	1.80	928	1.64	901	1.67	1,026	2.01	1,108	2.25
Other consumer	480	1.67	493	1.74	485	1.79	529	2.05	541	2.17
Total consumer	5,533	1.44	5,997	1.57	6,140	1.62	6,821	1.81	7,361	1.92
Total allowance for credit losses for loans	$12,681	1.39%	$13,788	1.54%	$14,705	1.70%	$16,391	1.92%	$18,043	2.09%
By segment:
Consumer Banking and Lending	$6,305	1.92%	$6,891	2.11%	$7,194	2.21%	$8,035	2.46%	$8,782	2.58%
Commercial Banking	2,631	1.32	2,950	1.55	3,334	1.85	3,692	2.06	4,138	2.29
Corporate and Investing Banking	3,532	1.22	3,705	1.30	3,900	1.48	4,318	1.70	4,798	1.93
Wealth and Investment Management	238	0.28	271	0.32	292	0.35	362	0.44	332	0.41
Corporate	(25)	(0.27)	(29)	(0.29)	(15)	(0.16)	(16)	(0.15)	(7)	(0.07)
Total allowance for credit losses for loans	$12,681	1.39%	$13,788	1.54%	$14,705	1.70%	$16,391	1.92%	$18,043	2.09%

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Mar 31, 2022 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Dec 31, 2021	Mar 31, 2021
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$799	0.22%	$980	0.28%	$1,274	0.39%	$1,691	0.53%	$2,223	0.70%	$(181)	(1,424)
Real estate mortgage	1,033	0.80	1,235	0.97	1,538	1.26	1,598	1.32	1,703	1.41	(202)	(670)
Real estate construction	4	0.02	13	0.06	20	0.09	45	0.20	55	0.26	(9)	(51)
Lease financing	117	0.81	148	1.00	188	1.22	215	1.37	249	1.58	(31)	(132)
Total commercial	1,953	0.37	2,376	0.46	3,020	0.62	3,549	0.74	4,230	0.89	(423)	(2,277)
Consumer:
Residential mortgage – first lien (1)	3,873	1.58	3,803	1.57	3,093	1.27	2,852	1.17	2,859	1.12	70	1,014
Residential mortgage – junior lien (1)	802	5.21	801	4.82	702	3.89	713	3.63	747	3.51	1	55
Auto	208	0.36	198	0.35	206	0.38	221	0.43	181	0.37	10	27
Other consumer	35	0.12	34	0.12	37	0.14	36	0.14	38	0.15	1	(3)
Total consumer	4,918	1.28	4,836	1.27	4,038	1.07	3,822	1.02	3,825	1.00	82	1,093
Total nonaccrual loans	6,871	0.75	7,212	0.81	7,058	0.82	7,371	0.86	8,055	0.93	(341)	(1,184)
Foreclosed assets	130		112		121		129		140		18	(10)
Total nonperforming assets	$7,001	0.77%	$7,324	0.82%	$7,179	0.83%	$7,500	0.88%	$8,195	0.95%	$(323)	(1,194)
By segment:
Consumer Banking and Lending	$4,754	1.45%	$4,672	1.43%	$3,955	1.21%	$3,730	1.14%	$3,763	1.10%	$82	991
Commercial Banking	1,242	0.62	1,520	0.80	1,827	1.01	2,096	1.17	2,511	1.39	(278)	(1,269)
Corporate and Investing Banking	706	0.24	778	0.27	1,073	0.41	1,310	0.52	1,618	0.65	(72)	(912)
Wealth and Investment Management	299	0.35	354	0.42	324	0.39	364	0.44	294	0.36	(55)	5
Corporate	—	—	—	—	—	—	—	—	9	0.09	—	(9)
Total nonperforming assets	$7,001	0.77%	$7,324	0.82%	$7,179	0.83%	$7,500	0.88%	$8,195	0.95%	$(323)	(1,194)
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Mar 31, 2022				Dec 31, 2021				Mar 31, 2021
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Financials except banks	$59	140,267	15%	$243,673	$104	142,283	16%	$236,435	$130	119,793	14%	$212,236
Technology, telecom and media	63	24,382	3	61,899	64	23,345	3	63,551	90	21,582	3	55,433
Real estate and construction	72	24,961	3	56,783	78	25,035	3	56,278	146	23,867	3	53,829
Equipment, machinery and parts manufacturing	17	19,763	2	44,640	24	18,130	2	43,778	66	16,537	2	39,986
Retail	21	17,529	2	40,651	27	17,645	2	41,447	84	17,129	2	40,975
Materials and commodities	28	16,141	2	38,491	32	14,684	2	36,704	43	12,591	1	34,138
Food and beverage manufacturing	6	14,935	2	31,794	7	13,242	1	30,903	18	12,061	1	29,160
Health care and pharmaceuticals	25	13,279	1	29,827	24	12,847	1	29,057	42	15,020	2	31,610
Oil, gas and pipelines	85	8,447	*	29,626	197	8,828	*	29,010	635	9,906	1	30,124
Auto related	22	10,762	1	26,051	31	10,629	1	25,772	74	11,297	1	25,113
Commercial services	69	10,632	1	25,284	78	10,492	1	24,804	85	10,322	1	25,730
Utilities	78	8,303	*	24,429	77	6,982	*	22,428	67	6,270	*	19,012
Diversified or miscellaneous	21	8,233	*	20,103	3	7,493	*	19,395	28	6,304	*	16,802
Entertainment and recreation	43	11,438	1	19,426	23	9,907	1	17,943	255	9,483	1	17,108
Insurance and fiduciaries	1	4,366	*	18,879	1	3,387	*	17,521	1	3,947	*	18,050
Banks	—	18,336	2	18,829	—	16,178	2	16,615	—	13,292	2	14,209
Transportation services	246	8,116	*	15,173	288	8,162	*	14,775	554	8,889	1	15,372
Agribusiness	32	6,058	*	11,642	35	6,086	*	11,701	71	6,056	*	11,453
Government and education	4	5,717	*	11,230	5	5,863	*	11,358	9	5,182	*	10,792
Other	24	4,941	*	20,821	30	4,077	*	20,112	74	5,261	*	19,232
Total	$916	376,606	41%	$789,251	$1,128	365,295	41%	$769,587	$2,472	334,789	39%	$720,364
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Mar 31, 2022				Dec 31, 2021				Mar 31, 2021
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Apartments	$13	33,501	4%	$44,686	13	31,901	4%	$42,119	30	27,965	3%	$34,832
Office buildings	130	36,551	4	42,169	134	36,736	4	42,781	258	37,084	4	42,796
Industrial/warehouse	70	17,929	2	21,092	78	17,714	2	20,967	85	17,168	2	19,422
Retail (excluding shopping center)	117	12,308	1	12,982	135	12,450	1	13,014	293	13,582	2	14,159
Hotel/motel	200	12,439	1	12,940	254	12,764	1	13,179	324	12,262	1	12,788
Shopping center	342	10,295	1	10,938	422	10,448	1	11,082	470	11,124	1	11,748
Institutional	39	7,886	*	9,519	51	7,743	*	9,588	82	6,698	*	8,146
Mixed use properties	71	7,503	*	9,051	81	6,303	*	10,718	105	6,142	*	7,432
Collateral pool	—	3,603	*	4,193	—	3,509	*	4,106	—	2,979	*	3,624
Storage facility	—	2,529	*	3,025	—	2,257	*	2,742	—	1,828	*	2,424
Other	55	5,564	*	8,401	80	6,000	*	8,987	111	5,899	*	9,094
Total	$1,037	150,108	16%	$178,996	1,248	147,825	17%	$179,283	1,758	142,731	17%	$166,465
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Mar 31, 2022 % Change from
(in millions, except ratios)		Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Tangible book value per common share:
Total equity		$181,689	190,110	191,071	193,127	188,034	(4)%	(3)
Adjustments:
Preferred stock		(20,057)	(20,057)	(20,270)	(20,820)	(21,170)	—	5
Additional paid-in capital on preferred stock		136	136	120	136	139	—	(2)
Unearned ESOP shares		646	646	875	875	875	—	(26)
Noncontrolling interests		(2,446)	(2,504)	(2,043)	(1,865)	(1,130)	2	NM
Total common stockholders' equity	(A)	159,968	168,331	169,753	171,453	166,748	(5)	(4)
Adjustments:
Goodwill		(25,181)	(25,180)	(26,191)	(26,194)	(26,290)	—	4
Certain identifiable intangible assets (other than MSRs)		(210)	(225)	(281)	(301)	(322)	7	35
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,304)	(2,437)	(2,120)	(2,256)	(2,300)	5	—
Applicable deferred taxes related to goodwill and other intangible assets (1)		871	765	886	875	866	14	1
Tangible common equity	(B)	$133,144	141,254	142,047	143,577	138,702	(6)	(4)
Common shares outstanding	(C)	3,789.9	3,885.8	3,996.9	4,108.0	4,141.1	(2)	(8)
Book value per common share	(A)/(C)	$42.21	43.32	42.47	41.74	40.27	(3)	5
Tangible book value per common share	(B)/(C)	35.13	36.35	35.54	34.95	33.49	(3)	5
NM - Not meaningful

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Mar 31, 2022 % Change from
(in millions, except ratios)		Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Return on average tangible common equity:
Net income applicable to common stock	(A)	$3,393	5,470	4,787	5,743	4,256	(38)%	(20)%
Average total equity		186,337	190,744	194,041	190,968	189,074	(2)	(1)
Adjustments:
Preferred stock		(20,057)	(20,267)	(21,403)	(21,108)	(21,840)	1	8
Additional paid-in capital on preferred stock		134	120	145	138	145	12	(8)
Unearned ESOP shares		646	872	875	875	875	(26)	(26)
Noncontrolling interests		(2,468)	(2,119)	(1,845)	(1,313)	(1,115)	(16)	NM
Average common stockholders’ equity	(B)	164,592	169,350	171,813	169,560	167,139	(3)	(2)
Adjustments:
Goodwill		(25,180)	(25,569)	(26,192)	(26,213)	(26,383)	2	5
Certain identifiable intangible assets (other than MSRs)		(218)	(246)	(290)	(310)	(330)	11	34
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,395)	(2,309)	(2,169)	(2,208)	(2,217)	(4)	(8)
Applicable deferred taxes related to goodwill and other intangible assets (1)		803	848	882	873	863	(5)	(7)
Average tangible common equity	(C)	$137,602	142,074	144,044	141,702	139,072	(3)	(1)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	8.4%	12.8	11.1	13.6	10.3
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	10.0	15.3	13.2	16.3	12.4
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Mar 31, 2022 % Change from
($ in billions)		Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Total equity (2)		$181.7	190.1	191.1	193.1	188.0	(4)%	(3)
Effect of accounting policy changes (2)		—	—	—	—	0.3
Total equity (as reported)		181.7	190.1	191.1	193.1	188.3	(4)	(4)
Adjustments:
Preferred stock		(20.1)	(20.1)	(20.3)	(20.8)	(21.2)	—	5
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.2	0.2	—	(43)
Unearned ESOP shares		0.7	0.7	0.9	0.9	0.9	14	(15)
Noncontrolling interests		(2.4)	(2.5)	(2.0)	(1.9)	(1.1)	2	NM
Total common stockholders' equity		160.0	168.3	169.8	171.5	167.1	(5)	(4)
Adjustments:
Goodwill		(25.2)	(25.2)	(26.2)	(26.2)	(26.3)	—	4
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.3)	(0.3)	(0.3)	7	35
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.3)	(2.4)	(2.1)	(2.3)	(2.3)	5	—
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.8	0.9	0.9	0.9	14	1
Current expected credit loss (CECL) transition provision (4)		0.2	0.2	0.5	0.9	1.3	(26)	(86)
Other		(1.1)	(0.9)	(1.0)	(1.1)	(0.7)	(33)	(64)
Common Equity Tier 1	(A)	132.3	140.6	141.6	143.4	139.7	(6)	(5)
Preferred stock		20.1	20.1	20.3	20.8	21.2	—	(5)
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.1)	(0.2)	(0.2)	50	50
Unearned ESOP shares		(0.6)	(0.6)	(0.9)	(0.9)	(0.9)	—	26
Other		(0.3)	(0.2)	(0.3)	(0.1)	(0.1)	(35)	NM
Total Tier 1 capital	(B)	151.4	159.7	160.6	163.0	159.7	(5)	(5)
Long-term debt and other instruments qualifying as Tier 2		22.3	22.7	22.8	23.2	23.8	(2)	(6)
Qualifying allowance for credit losses (5)		13.0	14.1	14.6	14.3	14.1	(8)	(8)
Other		(0.3)	(0.2)	(0.4)	(0.5)	(0.1)	(56)	NM
Total qualifying capital	(C)	$186.4	196.3	197.6	200.1	197.5	(5)	(6)

Total risk-weighted assets (RWAs)	(D)	$1,264.4	1,239.0	1,218.9	1,188.7	1,179.0	2	7

Common Equity Tier 1 to total RWAs	(A)/(D)	10.5%	11.4	11.6	12.1	11.8
Tier 1 capital to total RWAs	(B)/(D)	12.0	12.9	13.2	13.7	13.5
Total capital to total RWAs	(C)/(D)	14.7	15.8	16.2	16.8	16.8
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 Capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Mar 31, 2022 % Change from
($ in billions)		Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2021	Mar 31, 2021
Total equity (2)		$181.7	190.1	191.1	193.1	188.0	(4)%	(3)
Effect of accounting policy changes (2)		—	—	—	—	0.3
Total equity (as reported)		181.7	190.1	191.1	193.1	188.3	(4)	(4)
Adjustments:
Preferred stock		(20.1)	(20.1)	(20.3)	(20.8)	(21.2)	—	5
Additional paid-in capital on preferred stock		0.1	0.2	0.1	0.2	0.2	(42)	(43)
Unearned ESOP shares		0.7	0.6	0.9	0.9	0.9	15	(15)
Noncontrolling interests		(2.4)	(2.5)	(2.0)	(1.9)	(1.1)	2	NM
Total common stockholders' equity		160.0	168.3	169.8	171.5	167.1	(5)	(4)
Adjustments:
Goodwill		(25.2)	(25.2)	(26.2)	(26.2)	(26.3)	—	4
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.3)	(0.3)	(0.3)	7	35
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.3)	(2.4)	(2.1)	(2.3)	(2.3)	5	—
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.8	0.9	0.9	0.9	14	1
CECL transition provision (4)		0.2	0.2	0.5	0.9	1.3	(26)	(86)
Other		(1.1)	(0.9)	(1.0)	(1.1)	(0.7)	(33)	(64)
Common Equity Tier 1	(A)	132.3	140.6	141.6	143.4	139.7	(6)	(5)
Preferred stock		20.1	20.1	20.3	20.8	21.2	—	(5)
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.1)	(0.2)	(0.2)	50	50
Unearned ESOP shares		(0.6)	(0.6)	(0.9)	(0.9)	(0.9)	—	26
Other		(0.3)	(0.2)	(0.3)	(0.1)	(0.1)	(35)	NM
Total Tier 1 capital	(B)	151.4	159.7	160.6	163.0	159.7	(5)	(5)
Long-term debt and other instruments qualifying as Tier 2		22.3	22.7	22.8	23.2	23.8	(2)	(6)
Qualifying allowance for credit losses (5)		4.4	4.4	4.4	4.3	4.2	—	4
Other		(0.3)	(0.2)	(0.4)	(0.4)	—	(56)	NM
Total qualifying capital	(C)	$177.8	186.6	187.4	190.1	187.7	(5)	(5)

Total RWAs	(D)	$1,120.4	1,116.1	1,138.6	1,126.5	1,109.4	—	1

Common Equity Tier 1 to total RWAs	(A)/(D)	11.8%	12.6	12.4	12.7	12.6
Tier 1 capital to total RWAs	(B)/(D)	13.5	14.3	14.1	14.5	14.4
Total capital to total RWAs	(C)/(D)	15.9	16.7	16.5	16.9	16.9
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(5)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 Capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.